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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 14th day of July, 1998, by and among AMERICAN RETIREMENT CORPORATION, a Tennessee corporation (the "Company"), and the shareholders of the Company listed on Exhibit A attached hereto (the "Shareholders").

                                   WITNESSETH:

         WHEREAS, Freedom Group, Inc., a Florida corporation ("FGI"), the Shareholders, and the Company are parties to that certain Agreement and Plan of Merger, dated as of May 29, 1998 (the "Merger Agreement"), pursuant to which the Company has agreed to grant to the Shareholders certain registration rights with respect to shares of the common stock, par value $.01 per share, of the Company ("Common Stock") into which the Shareholders' shares of the capital stock of FGI shall be converted;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1. Definitions - As used in this Agreement, the following terms shall have the following meanings:

                   "Affiliate" shall have the meaning set forth in Rule 144 promulgated under the Securities Act.

                   "Holder" means each Shareholder that owns Registrable Securities, including their respective permitted successors and assigns who acquire Registrable Securities, directly or indirectly, from a Shareholder; provided, however, that a successor or assign will become a Holder and thereby be entitled to rights under this Agreement only if such successor or assign is a family member of a Holder, a trust for the benefit of a Holder or a family member of a Holder, or a transferee who receives such Registrable Securities as part of a pro rata distribution by a Holder that is not a natural person. For purposes of this Agreement, the Company may deem and treat the holder of a Registrable Security reflected on the Company's transfer agent's records as the Holder and absolute owner thereof and the Company shall not be affected by any notice to the contrary.

                   "Prince Entities" means PHC, L.L.C., a Michigan limited liability company, and The Edgar and Elsa Prince Foundation, a Michigan corporation.

                   "Registrable Securities" means (a) shares of Common Stock to be delivered to the Shareholders pursuant to the Merger Agreement (the "Merger Shares") and (b) any shares of Common Stock issued or issuable in respect of the Merger Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, or consolidation, and any other securities of the Company issued pursuant to any pro rata distribution


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with respect to such Merger Shares. For purposes of this Agreement, a
Registrable Security ceases to be a Registrable Security upon the earlier of:
(x) when its offer and sale has been effectively registered under the Securities Act and it has been sold or distributed in accordance with such effective registration statement; (y) when it has been or may be sold or distributed to the public in one transaction with all other Merger Shares owned by the Holder thereof pursuant to Rules 144 or 145 (or any successor or similar provisions) under the Securities Act; or (z) on the third anniversary of the date of this Agreement.

                   "Roskamp" means Robert G. Roskamp.

                   "SEC" means the Securities and Exchange Commission.

                   "Securities Act" means the Securities Act of 1933, as amended from time to time.

         2. Demand Registration.

         (a) Subject to the terms and conditions set forth herein, if, at any time on or after July 14, 1999, the Company is and continues to be eligible to effect a Registration Statement on Form S-3 covering resales of Common Stock by the Company's shareholders and the Company shall receive a written request from Roskamp to register under the Securities Act twenty-five percent (25%) or more of the Registrable Securities held by Roskamp and his Affiliates, within 15 business days of receipt of such request the Company shall give written notice of such registration request to all other Holders and the Company will include in such registration all Registrable Securities of such Holders with respect to which the Company has received written requests for inclusion therein within 15 days after the date of such notice.

         (b) Subject to the terms and conditions set forth herein, if, at any time on or after July 14, 1999, the Company is and continues to be eligible to effect a Registration Statement on Form S-3 covering resales of Common Stock by the Company's shareholders and the Company shall receive a written request from the Prince Entities to register under the Securities Act twenty-five percent (25%) or more of the Registrable Securities held by the Prince Entities, within 15 business days of receipt of such request the Company shall give written notice of such registration request to all other Holders and the Company will include in such registration all Registrable Securities of such Holders with respect to which the Company has received written requests for inclusion therein within 15 days after the date of such notice (any Holder electing to include Registrable Securities in a registration statement pursuant to Section 2(a) or
(b) is referred to herein as a "Requesting Holder").

         (c) In the event the Company receives a request pursuant to Section 2(a) or (b), the Company shall use all reasonable efforts to cause to be filed and declared effective as soon as reasonably practicable a registration statement, on such appropriate form as the Company in its discretion shall determine, providing for the sale of the Registrable Securities requested to be included by each of such Requesting Holders; provided, however, that such requests shall express the present intention of the Requesting Holders to offer or cause the offering of such Registrable Securities for




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distribution and shall state the intended method of distribution thereof. Each registration statement filed pursuant to Section 2(a) or (b) is hereinafter referred to as a "Demand Registration Statement."

         The Company's obligation to use all reasonable efforts to cause Registrable Securities to be registered in accordance with Section 2(a) or (b) is subject to each of the following limitations, conditions, and qualifications:

                   (i) If the Company shall have previously filed a Demand Registration Statement by reason of a request pursuant to this Section 2 that shall have become effective and remained effective for the period specified in Section 4(a)(ii), then the Company shall not be required to effect any additional registration requested pursuant to this Section 2 for a period of twelve months from the date of the termination of the effectiveness of such prior Demand Registration Statement.

                   (ii) If the Company shall have previously given notice of a proposed registration to the Holders pursuant to Section 3 hereof, then the Company shall not be required to effect any registration requested pursuant to Section 2(a) or (b) for a period of 180 days from the date of such notice; provided, however, that if the registration statement filed in connection therewith becomes effective within such 180-day period, such 180-day period shall be extended for such period as may be required pursuant to the terms and conditions of any underwriting agreement entered into in connection with such proposed registration.

                   (iii) The Company may postpone for a period of 90 days the filing or the effectiveness of a registration requested pursuant to
         Section 2(a) or (b) if (A) such registration is demanded within 90 days following the effective date of a registration statement filed by the Company or (B) the Board of Directors of the Company determines in good faith that such registration might have an adverse effect on any plan or proposal by the Company or any of its subsidiaries with respect to any financing, acquisition, recapitalization, reorganization, or other material transaction or that the Company is in possession of material non-public information and disclosure of such information is not in the best interests of the Company or any of its subsidiaries; provided, however, that as soon as the conditions permitting such delay no longer exist, the Company shall give notice of that fact to the Requesting Holders and shall proceed with the registration unless the Requesting Holders shall have elected, at any time prior to the close of business on the tenth business day after the Company has so notified the Requesting Holders, to withdraw their request for registration, and such withdrawn request shall not constitute a request hereunder.

                   (iv) The Company shall not be required to effect any registration pursuant to Section 2(a) or (b) unless such registration relates to Registrable Securities representing at least twenty-five percent (25%) of the then outstanding shares of such Registrable Securities. In addition, the Company shall not be required to effect any registration pursuant to Section 2(a) or (b) with respect to Registrable Securities which may be sold by the Holder thereof in




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         a single transaction pursuant to Rule 144 or 145 (or any successor or similar provisions) under the Securities Act.

                   (v) The obligation of the Company to register the offer and sale of Registrable Securities pursuant to Section 2(a) or (b) shall expire with respect to such subsection after a Demand Registration Statement filed by reason of a request pursuant to such subsection shall have become effective and remained effective for the period specified in Section 4(a)(ii) hereof.

         (d) The Company agrees that, except as otherwise permitted by Section 2(f) hereof, it will not effect any public sale or distribution (or any registration with respect thereto) of any of its Common Stock during a period beginning on the 15th day prior to, and ending on the earlier of the 45th day after, the date such Demand Registration Statement is declared effective or the date when attempts to effect such registration are abandoned by or at the request of the Required Holders (the "Hold-Back Period").

         (e) The Company may, at its option and in its sole discretion, require that all shares proposed to be sold pursuant to a Demand Registration Statement be sold in a firm-commitment underwriting. The Company shall have the right to select any nationally recognized investment banking firm(s) to underwrite the offering.

         (f) The Company and, at the Company's election, any other holders of Common Stock with registration rights, may include in any registration requested pursuant to Section 2(a) or (b) any shares of Common Stock that it or they shall determine so to include (the "Additional Registrable Securities") and the consent of the Requesting Holders shall not be required with respect thereto; provided, however, that, if, in the opinion of the managing underwriter(s) of such offering, the inclusion in such registration statement of all Additional Registrable Securities would materially interfere with the successful marketing of the Requesting Holders' Registrable Securities, then the number of the Additional Registrable Securities shall be reduced to such number, if any, that, in the opinion of such managing underwriter(s), can be included in such underwriting without such interference with the successful marketing of the Requesting Holders' Registrable Securities.

         3. Incidental Registration. Subject to the terms and conditions set forth herein, if the Company proposes on or after January 14, 1999 to register the offer and sale of shares of Common Stock for its own account (the "Initially Proposed Shares") for cash under the Securities Act in an underwritten public offering, the Company will promptly give written notice to the Holders of its intention to effect such registration (such notice to specify, to the extent known, the proposed offering price, the number of shares of Common Stock proposed to be registered, and the distribution arrangements, including indemnification of underwriters), and the Holders shall be entitled to include in such registration statement, as a part of such underwritten offering, such number of Registrable Securities (the "Holder Shares") to be sold for the account of the Holders (on the same terms and conditions as the Initially Proposed Shares) as shall be specified in a request in writing delivered to the Company within 15 days after the date upon which the Company gave the aforementioned notice.




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         The Company's obligations to include Holder Shares in a registration statement pursuant to this Section 3 is subject to each of the following limitations, conditions, and qualifications:

         (a) If, at any time after giving written notice of its intention to effect a registration of any of its shares of Common Stock prior to the effective date of any registration statement filed in connection with such registration, the Company shall determine for any reason not to register the offer and sale of such shares, the Company may, at its election, give written notice of such determination to the Holders of Holder Shares and thereupon it shall be relieved of its obligation to use any efforts to register any Holder Shares in connection with such aborted registration.

         (b) If, in the opinion of the managing underwriter(s) of such offering, the distribution of all or a specified portion of the Holder Shares would materially interfere with the registration and sale, in accordance with the intended method thereof, or materially adversely affect the pricing of the Initially Proposed Shares, then the number of Holder Shares and shares of Common Stock to be registered on behalf of any person (other than the Company) entitled to exercise incidental registration rights with respect to such registration ("Other Holders") to be included in such registration statement shall be reduced (pro rata among the Holders and Other Holders on the basis of the number of shares that each such Holder and Other Holder requested be included unless such Other Holder's rights are being exercised pursuant to a demand registration right or are expressly superior to the rights of the Holders pursuant to this Agreement, in which case such Other Holder's number of shares shall not be reduced pursuant to this Section 3(b)) to such number, if any, that, in the opinion of such managing underwriter(s), can be included without such interference. If, as a result of the provisions of the preceding sentence, any Holder is not entitled to include all of the Holder Shares in such registration, such Holder may elect to withdraw its request to include any Holder Shares in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and such Holder shall no longer have any right to include any Holder Shares in the registration as to which such Withdrawal Election was made.

         (c) As a condition to each Holder's right to include Holder Shares in a registration pursuant to this Section 3, such Holder shall, if requested by the Company or the managing underwriter(s) in connection with such registration and distribution, (A) agree to sell the Holder Shares on the basis provided in any underwriting arrangements entered into in connection therewith and (B) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents that are customary in similar transactions and required under the terms of such underwriting arrangements.




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         4. Registration Procedures.

         (a) Whenever the Company is required to use all reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to the terms and conditions of Section 2(a) or (b) regarding demand registrations, the Company will use all reasonable efforts to effect the registration and sale of the Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will as soon as practicable:

                   (i) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to the Registrable Securities and use all reasonable efforts to cause such registration statement to become effective;

                   (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities and other securities covered by such registration statement until the earlier of (A) the expiration of 60 days after the Holders are notified by the Company that they may commence the sale of the Registrable Securities covered by such registration statement and (B) until the Company has received written notice from all of the participating Holders that they do not intend to sell additional securities; provided, that, if the offering of Registrable Securities pursuant to such registration statement is terminated or suspended by any stop order, injunction, or other order or requirement of the SEC or any other governmental agency or court, the foregoing time period shall be extended by the number of days during the period from and including the date such stop order, injunction, or other order or requirement becomes effective to and including the date when such termination or suspension no longer exists;

                   (iii) furnish the Holders of the Registrable Securities covered by such registration statement, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case without exhibits unless specifically requested), such number of copies of the prospectus and each supplement thereto included in such registration statement (including each preliminary prospectus), such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Holders may reasonably request;

                   (iv) use all reasonable efforts to register, qualify, or exempt the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably recommend, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it




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         is not so qualified; (B) subject itself to taxation in any such jurisdiction wherein it is not so subject; or (C) consent to general service of process in any such jurisdiction or otherwise take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject;

                   (v) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC;

                   (vi) furnish, at the Company's expense, unlegended certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent to release any stop transfer orders with respect to the Registrable Securities being sold;

                   (vii) notify each Requesting Holder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company will, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                   (viii) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering) and make such representations and warranties to the Requesting Holders and underwriter(s) (in the case of underwritten offerings) in form, substance, and scope as are customarily made by issuers to sellers or underwriter(s) in similar offerings;

                   (ix) make available for inspection by the Requesting Holders, any underwriter or agent participating in any disposition pursuant to such Registration Statement, and any attorney, accountant, or other similar professional advisor retained by any such Requesting Holders, underwriter(s) or agents (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement. The Requesting Holders agree that the Records and other information which the Company determines to be confidential and of which determination the Inspectors are so notified shall not be disclosed by the Inspectors unless (A) the release of such Records is ordered pursuant to a subpoena, court order, or regulatory or agency request, or (B) the




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         information in such Records has been generally disseminated to the public. Each Requesting Holder agrees that it will, upon learning that disclosure of such Record is sought in a court of competent jurisdiction or by a governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                   (x) obtain for delivery to the Company, the underwriter(s) or agent, with copies to the Requesting Holders, a "comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters as the Requesting Holders or the managing underwriter(s) reasonably request;

                   (xi) obtain for delivery to the Requesting Holders and the underwriter(s) or agent an opinion or opinions from counsel for the Company in customary form and reasonably satisfactory to the Requesting Holders, underwriter(s) or agents and their counsel;

                   (xii) make available to its security holders earnings statements, which need not be audited, satisfying the provisions of
         Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first quarter commencing after the effective date of any Demand Registration Statement, which earnings statements shall cover said 12 month period;

                   (xiii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;

                   (xiv) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States as may be reasonably necessary to enable the sellers or the underwriter(s) to consummate the disposition of such securities;

                   (xv) cooperate with the Requesting Holders and the managing underwriter(s), or any other interested party (including any interested broker-dealer) in making any filings or submission reasonably required to be made, and the furnishing of all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc. ("NASD");

                   (xvi) effect the listing of the Registrable Securities on the New York Stock Exchange or such other national securities exchange or quotation system, on which shares of the Company's Common Stock shall then be listed or authorized for quotation; and

                   (xvii) take all other reasonable steps necessary to effect the registration of the Registrable Securities contemplated hereby.

         (b) Each Holder shall provide (in writing and signed by each Holder and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus, or other document incident thereto) all such information and materials, including without limitation the




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intended plan of distribution, and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any registration statement prepared and filed by the Company in which such Holder's Registrable Securities will be included.

         (c) If a registration pursuant to Section 2 involves an underwritten offering, and in connection with any registration by the Company of any class of equity securities of the Company for sale for its own account, including pursuant to Section 3 hereof, each Holder hereby agrees (and agrees to execute any additional documents reasonably requested by the underwriters for the Company to such effect), whether or not any of such Holder's Registrable Securities are included in such registration, not to effect any sale or distribution, including any sale pursuant to Section 144 of the Securities Act, of any securities of the Company which are similar to the securities included in such registration (other than as part of such underwritten offering), without the consent of the managing underwriter(s), for a period of 180 days after the date a request for registration is made pursuant to Section 2(a) or (b) hereof or the date the Company notifies the Holders of its intent to register such equity securities for its own account, including pursuant to Section 3 hereof, as the case may be; provided, however, that if the registration statement filed in connection therewith becomes effective within such 180-day period, such 180-day period shall be extended for such period as may be required pursuant to the terms and conditions of any underwriting agreement entered into in connection with such proposed registration.

         (d) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Section 2(a) or (b) or Section 3 hereof, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holders shall immediately discontinue disposition of the Registrable Securities pursuant to the registration statement covering the same until the Holders' receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company all copies other than permanent file copies then in the Holder's possession, of the prospectus covering the Registrable Securities that was in effect prior to such amendment or supplement.

         (e) The Company shall pay all expenses incurred in connection with any Demand Registration Statement filed pursuant to Section 2(a) or (b) hereof and any registration statement filed pursuant to Section 3 hereof, including, without limitation, all SEC and blue sky registration and filing fees (including NASD fees), printing expenses, transfer agents and registrar's fees, fees and disbursements of the Company's counsel and accountants, and fees and disbursements of experts used by the Company in connection with such registration statement, except that each Holder shall pay all underwriting discounts, commissions, and expenses attributable to his, her, or its Registrable Securities sold pursuant to any such registration statement and any fees and expenses of his, her, or its own counsel.

         (f) Upon the filing of a registration statement that includes a Holder's Registrable Securities pursuant to a request from such Holder delivered to the Company in accordance with Section 2(a) or (b) or Section 3, such Holder shall be deemed to have irrevocably committed to sell




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such Holder's Registrable Securities pursuant to the registration statement and shall be obligated to sell such Registrable Securities on the terms set forth in the registration statement.

         5. Indemnification; Contribution.

         (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors, and each person, if any, who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses arising out of any untrue or alleged untrue statement of a material fact contained in any registration statement under which Registrable Securities owned by such Holder were registered under the Securities Act, or in any related prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to furnish the Company upon request with the information with respect to such Holder or such Holder's plan of distribution that is the subject of the untrue statement or omission or by such Holder's failure to deliver a copy of the applicable registration statement or prospectus (exclusive of the documents, if any, from which information is incorporated by reference) after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will also indemnify the underwriters thereof, their officers and directors, and each person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

         (b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder agrees to indemnify and hold harmless, to the extent permitted by law, the Company, the directors and officers of the Company, the underwriters participating in the offering, the underwriters' directors and officers, and each person, if any, who controls (within the meaning of the Securities Act) the Company or the underwriters against any losses, claims, damages, liabilities, and expenses arising out of any untrue or alleged untrue statement of a material fact contained in any registration statement under which Registrable Securities owned by such Holder were registered under the Securities Act, or in any related prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in any information or affidavit with respect to such Holder furnished to the Company by such Holder expressly for use therein or such untrue statement or omission relates to such Holder or such Holder's plan of distribution and such Holder failed to furnish such information to the Company upon request, or arising out of the Holder's failure to deliver a copy of the applicable registration statement or prospectus (exclusive of the documents, if any, from which information is incorporated by reference) after the Company has furnished such Holder with a sufficient number of copies of the same. Notwithstanding the provisions of this Section 5(b), the indemnification required from any Holder shall be limited to the amount of the proceeds received by such Holder from the sale of the




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Registrable Securities. The Company and, to the extent customary in underwriting agreements at the time, its directors and officers and each person, if any, who controls (within the meaning of the Securities Act) the Company, shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished by such persons specifically for inclusion in any prospectus or registration statement, or the failure by such underwriters, selling brokers, dealer managers, and similar securities industry professionals to deliver a copy of the applicable registration statement or prospectus (exclusive of the documents, if any, from which information is incorporated by reference) after the Company has furnished such persons with a sufficient number of copies of the same.

         (c) Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and permit the indemnifying party to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly situated, to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of a claim, it shall not be liable to such indemnified party for legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld. If the failure of any person to give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification prejudices such indemnifying party, such indemnifying party shall be relieved of its obligation to indemnify such person to the extent that such indemnifying party has been prejudiced. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         (d) If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statements of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         6. Conditions Precedent to Registration. The Company's obligations under this Agreement to effect the registration of any Registrable Securities are subject to the agreement to and the performance by the Holders of such Registrable Securities of the obligations of such Holders contained in this Agreement, including, without limitation, the agreement by such Holders to pay certain expenses incurred in connection with the sale of the Registrable Securities pursuant to Section 4(e) hereof and the agreement by such Holders to indemnify the Company pursuant to Section 5(b) hereof. Unless a Holder shall, if requested by the Company, complete, execute and deliver all agreements, questionnaires, indemnities, powers of attorney, underwriting agreements, and other documents customary in a proposed registration or deemed necessary by the Company to evidence such Holder's agreements and obligation under this Agreement, the Company will have no obligation to register such Holder's Registrable Securities.

         7. Effect of Breach. In addition to any other statutory, equitable, or common law remedy the Company may have, in the event a Holder materially breaches any of its obligations pursuant to this Agreement and fails to cure the breach within ten days of its receipt of notice from the Company of such breach, such Holder shall have no further rights under Section 2 and 3 hereof and this Agreement will thereupon terminate with respect to such Holder and be of no continued force or effect. Notwithstanding the foregoing, in the event a Holder materially breaches any of its obligations hereunder and the Company reasonably determines that such breach may adversely affect the timing or other aspects of any offering, this Agreement shall terminate immediately with respect to such Holder and be of no continued effect. Additionally, in no event will a Holder have the rights set forth in Section 2 and 3 hereof during any period in which such Holder is in material breach of or material default under any other written agreement between such Holder and the Company.

         8. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon the earlier of (a) hand delivery or delivery by telecopy or facsimile at the address or number designated below if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received and (b) on the third business day following the date of mailing, by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth below:

                   If to the Company:

                   American Retirement Corporation
                   111 Westwood Place, Suite 402
                   Brentwood, Tennessee 37027
                   Telecopy (615) 221-2269
                   Attention: Chief Executive Officer

                   with a copy to:

                   Bass, Berry and Sims PLC
                   2700 First American Center
                   Nashville, Tennessee 37238
                   Telecopy (615) 742-6266
                   Attention: T. Andrew Smith

                   If to a Holder,
                   to the address of such Holder shown on the stock records of the Company.

         The Company may from time to time change its address for notices under this Section 8 by giving at least 10 days' written notice of such changed address to each of the Holders. Each Holder may from time to time change his, her, or its address for notices under this Section 8 by giving at least 10 days' written notice of such changed address to the Company.

         9. Additional Registration Rights. Nothing in this Agreement shall limit the Company's right to authorize or grant demand or incidental registration rights to other persons who own or have the right to acquire securities of the Company (including Common Stock), regardless of whether such registration rights are senior, pari passu, or subordinate to the rights of the Holders hereunder; provided, however, that the Company shall not, without the prior consent of the Holders of at least fifty percent (50%) of the Registrable Securities, grant to any holder of Common Stock incidental registration rights superior to the rights of the Holders under Section 3 hereof.

         10. Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         11. Successors and Assigns; Amendments. This Agreement shall be binding upon and inure to the benefit of the Company and the Holders and their respective successors and assigns, including each subsequent Holder of any Registrable Securities; provided, however, that the Company may amend, modify, supplement, or revoke this Agreement at any time with the consent of the Holders of at least fifty percent (50%) of the Registrable Securities.

         12. No Third Party Beneficiaries. This Agreement is intended for the benefit of the Company and the Holders and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Tennessee applicable to agreements made and to be performed wholly within that jurisdiction without regard to the principles of conflict of laws thereof.

         14. Entire Agreement; Integration. This Agreement supersedes all prior and contemporaneous agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein and this Agreement embodies the entire understanding among the parties relating to such subject matter.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

         16. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.


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                                       14

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                         AMERICAN RETIREMENT CORPORATION


                                         By:    /s/ H. Todd Kaestner
                                                --------------------------------
                                         Name:  H. Todd Kaestner
                                                --------------------------------
                                         Title: Executive Vice President
                                                --------------------------------



                                         SHAREHOLDERS:


                                          /s/ Robert G. Roskamp
                                         ---------------------------------------
                                         Robert G. Roskamp


                                         PHC, L.L.C.


                                         By:    /s/ Robert Haveman
                                                --------------------------------
                                         Name:  Robert Haveman
                                                --------------------------------
                                         Title: President
                                                --------------------------------



                                         THE EDGAR AND ELSA PRINCE FOUNDATION


                                         By:    /s/ Robert Haveman
                                                --------------------------------
                                         Name:  Robert Haveman
                                                --------------------------------
                                         Title: Secretary/Treasurer
                                                --------------------------------

                                    EXHIBIT A


Robert G. Roskamp

PHC, L.L.C., a Michigan limited liability company

The Edgar and Elsa Prince Foundation, a Michigan corporation






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